UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

Pet DRx Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	No.)

215 Centerview Drive
Suite 360
Brentwood, TN  37027
(Address of principal executive offices)

(408) 236-7428
(Registrant’s telephone number, including area code)

560 South Winchester Boulevard
Suite 500
San Jose, CA 95128
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01    Regulation FD Disclosure.

Members of the management team of Pet DRx Corporation (the "Company") will be meeting with investors in connection with the Roth 20th Annual OC Growth Stock Conference presented by Roth Capital Partners on February 19 -21, 2008 at the Ritz-Carlton in Laguna Niguel, California.  A copy of the presentation to be used in these meetings is furnished as Exhibit 99.1 to this Report.  The Company is scheduled to present at 8:30 a.m., Pacific Time, on February 20, and that presentation will be broadcast live via webcast and archived on the Roth Conference website at http://www.wsw.com/webcast/roth16/pdxc/index.html.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Pet DRx Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PET DRx CORPORATION (Registrant)

By:	/s/ Gregory Eisenhauer
Name: Gregory Eisenhauer
Title: Cheif Financial Officer

Date: February 19, 2008